Exhibit 99.1
CONSENT OF CBRE, INC. DBA CBRE HOTELS
Carey Watermark Investors Incorporated:
We hereby consent to the references to our firm and description of our role in the appraisal of the fair market value of Carey Watermark Investors Incorporated’s (the “Company”) real estate portfolio as of December 31, 2016, included in this Current Report on Form 8-K, as amended (the “Current Report”), and incorporated by reference into the Company’s Registration Statement on Form S-3D (File No. 333-202041) and the related prospectus included therein.

/s/ CBRE, Inc. dba CBRE Hotels
By:	CBRE, Inc. dba CBRE Hotels